UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 5, 2020, GI Dynamics, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K containing a press release (the “Press Release”) announcing that the Company has postponed the Company’s Special Meeting of Stockholders (the “Special Meeting”) previously scheduled for June 7, 2020, at 6:00 p.m., United States Eastern Daylight Time (“EDT”), which is June 8, 2020, at 8:00 a.m., Australian Eastern Standard Time (“AEST”). As stated in the Current Report on Form 8-K and the Press Release, the Special Meeting has been postponed to June 16, 2020 at 6:00 p.m., EDT, which is June 17, 2020 at 8:00 a.m., AEST, and will continue to be held virtually due to COVID-19 via the online platform at https://agmlive.link/GID20. The record date of April 21, 2020 has not changed. The Press Release is provided below. The Company intends to file with the SEC a supplement to its definitive proxy statement in connection with the postponement of the Special Meeting.

Boston, United States

Sydney, Australia

5 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Postponement of Special Meeting of Stockholders

BOSTON and SYDNEY — 5 June 2020 — GI Dynamics® Inc. (ASX:GID) (“GID” or the “Company”), a medical device company that is developing EndoBarrier® for patients with type 2 diabetes and obesity, announces the postponement of the Special Meeting of Stockholders that was originally scheduled to be held on 7 June 2020 at 6:00 pm United States Eastern Daylight Time (“EDT”), which is 8 June 2020 at 8:00 am Australian Eastern Standard Time (“AEST”) (the “Special Meeting”).

Details of New Special Meeting Date

The Company’s Special Meeting will now be held on 16 June 2020 at 6:00 pm EDT, which is 17 June 2020 at 8:00 am AEST. The Record Date of 21 April 2020 which determines voting eligibility and the information related to accessing the virtual meeting remains unchanged. The Special Meeting will be held as a webcast via the online platform at https://agmlive.link/GID20 and details on how to access the meeting can be found on the Company’s website or within the definitive proxy statement (the “Proxy Statement”) that was attached to the Company’s announcement on 27 May 2020 AEST.

If you have already voted your shares of common stock or directed CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CHESS Depositary Interests (“CDIs”) by completing the CDI Voting Instruction Form and you do not desire to change your vote, your prior vote will remain voted without the need for you to take any additional action.

Boston, United States

Sydney, Australia

5 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

If you held shares of common stock on the Record Date and have not yet voted, you may do so now using the directions provided in the Proxy Statement. If you held shares of common stock on the Record Date and have already voted, you may change your vote or revoke your proxy at any time before the Special Meeting in any one of the following ways:

●     if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed in the Proxy Statement;

●     by re-voting by Internet as instructed in the Proxy Statement;

●     by notifying the Company’s corporate secretary in writing at GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary, before the Special Meeting that you have revoked your proxy; or

●     by virtually attending the Special Meeting, revoking your proxy and voting via the online platform at https://agmlive.link/GID20. Virtual attendance at the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request during the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee.

Boston, United States

Sydney, Australia

5 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

If you held CDIs on the Record Date and you have not yet directed CDN to vote by completing the CDI Voting Instruction Form, you may do so prior to 8:00 a.m. AEST on 14 June 2020 (which is 6:00 p.m. EDT on 13 June 2020). If you held CDIs on the Record Date and you have already directed CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 8:00 a.m. AEST on 14 June 2020 (which is 6:00 p.m. EDT on 13 June 2020).

Reasons for Postponement

The Company has decided to postpone the Special Meeting in order to provide stockholders with an update on the Company’s current financing plans given developments that have occurred since the mailing of the Proxy Statement for the Special Meeting.

The Company was seeking to be in a position to agree and announce a new financing arrangement prior to the Special Meeting, so that stockholders had an understanding of the Company’s future funding position before voting on the delisting proposal to be considered at the Special Meeting. The Company has not been able to agree on definitive terms with any potential investors at this stage, including in relation to the Potential Financing described in the Proxy Statement. However, the Company is continuing to have discussions with potential investors regarding both equity and debt funding alternatives. The Board believes that it would be in the best interests of stockholders to allow more time for these discussions to be pursued before asking stockholders to vote on the delisting proposal at the Special Meeting. The Board is therefore postponing the Special Meeting to allow these further discussions to occur and thereby create an outcome whereby stockholders can be as fully informed as possible as to what the Company’s financial position will look like in a post-delisting environment prior to voting on the delisting proposal.

Boston, United States

Sydney, Australia

5 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

During this additional time period, the Company will also seek to reach an agreement with Crystal Amber Fund Limited (“Crystal Amber”) to extend the current 15 June 2020 maturity date of its June 2017 Senior Secured Convertible Promissory Note (the “2017 Note”), or to otherwise restructure such note to avoid an event of default. The Company believes that a vote on the Company’s delisting should ideally only occur to the extent the 2017 Note has been modified, so that the Company is not in default at or shortly after the time of the vote. If the maturity date of the 2017 Note is not extended or otherwise restructured and the Company is in a condition of default under the 2017 Note on 15 June 2020, the Board may determine that it should initiate an orderly wind down of the Company prior to the Special Meeting.

Absent any additional debt or equity financing, the Company has cash reserves that will enable it to operate until 16 June 2020. In view of this situation, the Company is currently holding discussions with existing investors regarding the possibility of a short-term bridge financing in an amount of up to approximately US$500,000, which if provided would allow the Company to operate until 26 June 2020.There is no guarantee, however, that the Company will be able to secure any bridge financing on favorable terms, if at all.

The Company will make further announcements regarding the above matters prior to the new date for the Special Meeting.

It is important that stockholders note, however, that the postponement of the Special Meeting is not a guarantee that either a significant financing or restructuring of the 2017 Note will be able to be achieved on terms acceptable to the Company prior to the Special Meeting or at all. In addition, even if the maturity date of the June 2017 Note is able to be extended and a US$500,000 bridge financing is arranged, if a material financing and a restructuring of the 2017 Note cannot be secured by 26 June 2020, the Company will need to cease carrying on business and be wound down.

Boston, United States

Sydney, Australia

5 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

This announcement is being made in accordance with Rule 135c of the Securities Act of 1933, as amended, and is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

This announcement has been authorized for release by Charles Carter, chief financial officer and corporate secretary of GI Dynamics.

About GI Dynamics

GI Dynamics®, Inc. (ASX:GID) is the developer of EndoBarrier®, the first endoscopically delivered medical device for the treatment of type 2 diabetes and the reduction of obesity. EndoBarrier is not approved for sale and is limited by federal law to investigational use only. EndoBarrier is subject to an Investigational Device Exemption by the FDA in the United States and is entering concurrent pivotal trials in the United States and India.

Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information please visit the Company website at www.gidynamics.com.

Forward-Looking Statements

This announcement may contain forward-looking statements. These statements are based on management’s current estimates and expectations of future events as of the date of the press release. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

Boston, United States

Sydney, Australia

5 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to continue to operate as a going concern; the ability of the Company, its critical vendors, and key regulatory agencies to resume operational capabilities subsequent to the removal of COVID-19 pandemic restrictions; the Company’s ability to continue to operate as a going concern; the Company’s ability to raise sufficient additional funds to continue operations, including the successful closing of the contemplated financing discussed in this announcement, the related bridge loan and a delisting from the ASX, and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); the Company’s ability to execute STEP-1 under the FDA’s Investigational Device Exemption; the Company’s ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; the Company’s ability to enroll patients in accordance with I-STEP; the Company’s ability to secure a CE Mark; the Company’s ability to maintain compliance with its obligations under its existing convertible note and warrant agreements executed with Crystal Amber, including its obligations to make payment on the convertible note that is now due on 15 June 2020 and its ability to restructure the terms of such convertible note with Crystal Amber if the Company is unable to raise sufficient funds to enable it to fully repay such convertible note when due; obtaining and maintaining regulatory approvals required to market and sell the Company’s products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of the Company’s products; product pricing; timing of product launches; future financial results; and other factors, including those described in the Company’s filings with the SEC.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. The Company does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless it is required to do so by law.

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